O C T O B E R 2 0 2 2 | SE N T I B IO SC IE N C E S Corporate Presentation 1 October 2022 ™

O C T O B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 2 Disclaimer Forward Looking Statements This presentation contains forward-looking statements. Statements we make in this presentation may include statements which are not historical facts and are considered forward- looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements, including statements relating to the preclinical, clinical and therapeutic potential of our gene circuit platform and our product candidates, including our plans to submit INDs for our product candidates, the market opportunity for our product candidates, if approved, the progress and success of our existing collaborations and our ability to enter into new collaborations, our manufacturing capabilities and our plans to begin operating our cGMP facility, our cash position and runway, and the timing of these items, reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, uncertainty in the timing and results of our preclinical and clinical development activities, the risk that our product candidates may result in toxicities or adverse events that delay or preclude their further development, changes in the regulatory or competitive landscape for our product candidates and platform technology, our inability to maintain our existing collaborations or secure new partnerships, and changes in overall market conditions as well as those set forth in the section titled “Risk Factors” in our Registration Statement on Form S-1 (File No. 333-267390) filed with the Securities and Exchange Commission (the “SEC”) on September 12, 2022, and our subsequent SEC filings. Except as required by law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Trademarks This document contains references to trademarks, trade names and service marks belonging to other entities. Solely for convenience, trademarks, trade names and service marks referred to in this presentation may appear without the ® or TM symbols, but such references are not intended to indicate, in any way, that the applicable owner will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. We do not intend our use or display of other entities’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other entities.

Pioneering Smarter Next Generation Cell and Gene Therapies

OCTOBER 2022 | SENTI BIOSCIENCES

SENTI BIO

Gene Circuits

Multi-Arming
Logic Gating (OR and NOT GATEs)
Regulator Dial
Smart Sensor

to

reprogram cells to sense, compute, and respond to disease

Two INDs Anticipated in 2023

Pipeline of CAR-NK Cell Therapies

Diseases: blood cancers and solid tumors

Gene Circuit advantages: Multi-Arming, selectivity and control

Manufacturing: off-the-shelf, scalable with outpatient potential

Spark, BlueRock

Platform Collaborations

Precise gene therapy for eye, CNS and liver applications

Targeted and controllable iPSC cell therapies for regenerative medicine

Founded 2016 | **Public** June 2022 | **Anticipated Cash Runway** into 2024 | **Headquartered** South San Francisco, CA

CNS: Central Nervous System

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OCTOBER 2022 | SENTI BIOSCIENCES

Industry-Leading Management With Top-Tier Board and Scientific Advisors

Executive Team

Tim Lu, MD, PhD
CEO & Co-Founder



MIT HARVARD MEDICAL SCHOOL

Philip Lee, PhD
CTO & Co-Founder



UCSF MERCK

Deb Knobelman, PhD
CFO



Penn Pfizer

Kanya Rajangam, MD, PhD
CMDO



Northwestern University ATARA BIO nkarta THERAPEUTICS

Scientific Advisors

James Collins, PhD	Scientific Co-Founder, MIT
Michael Andreeff, MD, PhD	MD Anderson Cancer Center
Lawrence Fong, PhD	UCSF
Martin Fussenegger, PhD	ETH Zurich
Michael Kalos, PhD	Arsenal, Janssen, Lilly
Ahmad (Mo) Khalil, PhD	Boston University
Robin Taylor, PhD, MBA	SeaGen, Genentech
Michael Varney, PhD	Erasca, Genentech
Wilson Wong, PhD	Scientific Co-Founder, Boston University

Board of Directors

Susan Berland	Senior Financial Executive
Brenda Cooperstone, MD	Pfizer Rare Disease
Ed Mathers	NEA
James Collins, PhD	Scientific Co-Founder, MIT
Omid Farokhzad, MD	Seer Inc.
David R. Epstein	Former CEO of Novartis Pharma
Tim Lu MD, PhD	CEO & Co-Founder

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O C T O B E R 2 0 2 2 | SE N T I B IO SC IE N C E S CAR-NK Cell Therapy Pipeline 5

Gene Circuits Designed to Solve for Key Cell Therapy Challenges

OCTOBER 2022 | SENTI BIOSCIENCES

Cancer Cell Therapy Challenges	Senti's Gene Circuit Solutions	
Lack of NK cell expansion and persistence	Multi-Arming	Autocrine and paracrine activation with proprietary **Calibrated Release** IL-15 and other cytokines
Antigen escape and tumor heterogeneity	Logic Gating	Bivalent activating CAR with **OR Logic Gate**
Dirty targets (on-target, off-tumor toxicity)	Logic Gating	Inhibitory CAR protects healthy cells with **NOT Logic Gate**
Immunosuppressive tumor microenvironment	Regulator Dial	Pulsed Calibrated Release IL-12 with small molecule-controlled **Regulator Dial**

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NK Cells Have Compared Favorably to Current Approved T Cell Therapies In Clinical Trials

OCTOBER 2022 | SENTI BIOSCIENCES

Capabilities	Current Auto T Cells	Senti's CAR-NK Cells
Off-the-shelf potential with broad patient accessibility	✗	✓
Designed with Logic Gates to achieve enhanced selectivity and safety	✗	✓
Engineered with enhanced persistence	✗	✓
Engineered to stimulate the patient immune system	✗	✓

Extensive clinical experience with allogeneic donor-derived unengineered NK cells[1]

- Nearly 600 patients treated across 30+ single center academic trials
- Well-tolerated
  - No (or minimal) CRS, neurotoxicity, GvHD
- Anti-tumor activity observed in AML
  - 19% CR in 105 R/R AML patients aggregated from multiple trials

Key limitations of unengineered NK cells

Limited activity beyond AML, persistence, durability, donor variability and select single clinical center usage

Senti's Gene Circuit technology, donor selection and scalable manufacturing address these limitations

[1] Velluchamy 2017, Bachier 2021

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O C T O B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 0 2,000 4,000 6,000 sIL-15 CAR-NK crIL-15 CAR-NK Pa ra cr in e A ct iv it y (p ST AT 5 M FI ) 8 Calibrated Release IL-15 (crIL-15) Increased Persistence and Activation of Both CAR-NK and Immune Cells in Tumor Milieu Phospho STAT5 levels increased in T cells exposed to supernatant from either crIL-15 or sIL-15 CAR-NK cell culture crIL-15: IL-15 released by local proteases → autocrine and paracrine effects crIL-15 CAR-NK Cells Unengineered NK Cells crIL-15 has paracrine activity and activates resting immune cells crIL-15 increases persistence of CAR- NK cells 0 0.2 0.4 0.6 0.8 1 0 5 10 15 20 25 V ia b le C el ls ( e6 ) Days in Culture crIL-15 increases CAR-NK serial killing compared to secreted IL-15 sIL-15: secreted wild-type IL-15 0 1 2 3 4 5 0 10 22 30 42 54 66 78 90 102 114 126 138 150 162 172 186 198 210 Tu m o r C el l A b u n d an ce Days Vehicle Unengineered NK Cells crIL-15 CAR-NK Cells sIL-15 CAR-NK Cells Cancer cells added Cancer cells added Cancer cells added

Senti's Next Generation CAR-NK Cell Therapy Pipeline Tackles Hard to Treat Cancers

OCTOBER 2022 | SENTI BIOSCIENCES

Program	Target	Indications	Discovery	IND enabling	Phase 1	Gene Circuits
SENTI-202	CD33, FLT3 bivalent	AML, MDS and other blood cancers	2023 IND			✓ Multi-Arming: designed for enhanced efficacy ✓ crIL-15: autocrine and paracrine activation ✓ OR GATE: bivalent activation ✓ NOT GATE selectivity: healthy cell protection
SENTI-301	GPC3	HCC and other solid tumors	2023 IND			✓ Multi-Arming: designed for enhanced efficacy ✓ crIL-15: autocrine and paracrine activation ✓ Control: Regulator Dial crIL-12
SENTI-401	CEA	CRC and other solid tumors	2024 IND			✓ Multi-Arming: designed for enhanced efficacy ✓ crIL-15: autocrine and paracrine activation ✓ NOT GATE selectivity: healthy cell protection ✓ Undisclosed: combo immune effectors
Additional Programs	Undisclosed	Other tumors				Undisclosed

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O C T O B E R 2 0 2 2 | SE N T I B IO SC IE N C E S Manufacturing 10

Scalable Manufacturing to Support Off-The-Shelf Products

OCTOBER 2022 | SENTI BIOSCIENCES

Scalable ~21 Day Process → **Off-The-Shelf**

1. ***Isolate from selected donors***
2. ***Engineer***
3. ***Expand***
4. ***Cryopreserve***
5. ***Thaw and infuse***



Gene Circuit Engineered CAR-NK cells
NK Cells
Gene Circuits
Final product harvested and cryopreserved
Selected Donor
Patient

- **NK cells isolated from peripheral blood of selected donors**
- **NK cells efficiently engineered with Gene Circuits**
- **>100 doses per batch**
- **High post-thaw potency**
- **Easy to thaw vials**
- **Outpatient use potential**

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O C T O B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 12 Senti Selects NK Cell Donors to Support Robust Cell Expansion Senti screens and selects GMP donors using NK cell expansion and other functional attributes to minimize variability 1.E+08 1.E+09 1.E+10 1.E+11 1.E+12 1.E+13 1.E+14 1.E+15 0 10 20 30 40 To ta l N K C el ls f ro m S el ec te d S in gl e D o n o r Culture Time (Days) Senti process can potentially generate over 100 trillion NK cells from a single donor collection Preferred Donors 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 A B C D E F G H I J K L Fo ld E xp an si o n ( 2 1 D ay s) Donors

O C T O B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 13 Senti’s Cryopreservation Process Retains High Potency of CAR-NK Products Supporting Multi-Country and Multi-Site Clinical Evaluation 0 10 20 30 40 50 60 70 80 90 100 Pre-Freeze Post-Thaw % V ia b le C el ls CAR-NK cell viability retained post-thaw in vitro Vehicle Cryopreserved CAR-NK Cells In vivo activity with cryopreserved CAR NK cells in MOLM13 AML NSG mouse model (10 days after single dose)

O C T O B E R 2 0 2 2 | SE N T I B IO SC IE N C E S Pipeline Products 14

SENTI-202 for CD33 and/or FLT3 Expressing Blood Cancers

OCTOBER 2022 | SENTI BIOSCIENCES



Bivalent CD33 and/or FLT3 activating CAR
Blast cell
LSC
CD33
Cancer cell killing
FLT3
Protective endomucin inhibitory CAR
Healthy cell protection
FLT3
EMCN
CD33
Persistence, activation of CAR-NK and immune cells
Calibrated release IL-15

Multi-Armed, off-the-shelf, selective CAR-NK

- ***OR GATE:*** *bivalent* CD33 and/or FLT3 activation → potential for deep and durable responses in acute myeloid leukemia (AML) and other blood cancers
- ***NOT GATE:*** inhibition by endomucin (EMCN) protective antigen selectively expressed on healthy cells → potential for improved safety and increased therapeutic window
- ***crIL-15*** → potential for increased persistence, autocrine and paracrine immune cell activation

On track for IND in 2023

LSCs: Leukemic Stem Cells

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O C T O B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 16 SENTI-202 Shows Robust Preclinical Activity Broad in vitro killing of primary AML and MDS tumor cells In vivo suppression of tumor and increased mouse survival in MV4-11 AML NSG mouse model AML #1 0 10 20 30 40 50 60 70 80 90 100 Blasts LSCs Blasts LSCs Blasts LSCs Blasts % A M L/ M D S C el l K ill in g Unengineered NK Cells SENTI-202 CAR-NK Cells AML #2 AML #3 MDS 0 20 40 60 80 100 0 20 40 60 80 100 P ro b ab ili ty o f Su rv iv al Days Post Tumor Implantation Vehicle Unengineered NK Cells SENTI-202 CAR-NK Cells Group Vehicle Unengineered NK Cells SENTI-202 CAR-NK Cells Median Survival 49 55 81.5 Vehicle Unengineered NK Cells SENTI-202 CAR-NK Cells Day: 7 28 34

O C T O B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 17 SENTI-202 Preclinical Selectivity via Inhibitory CAR Binding Endomucin on Healthy Primary Human Hematopoietic Stem Cells (HSCs) In vitro protection of healthy primary human HSC fraction expressing EMCN In vivo protection of EMCN+ model healthy cells Endomucin was identified and validated by bioinformatics, flow cytometry, and functional assays, and is expressed on up to 76% of HSCs, but not on leukemic stem cells or blasts CD33 and/or FLT3 CAR-NK Cells SENTI-202 CAR-NK Cells Enrichment of EMCN+ cells in NSG mouse model 3 weeks after injecting 1:1 EMCN-/+ cells with CAR-NK cells 0 10 20 30 40 50 60 CD33 and/or FLT3 CAR-NK Cells SENTI-202 CAR-NK Cells % K ill in g (L eu ke m ia ) 0 5 10 15 20 25 30 35 40 45 50 CD33 and/or FLT3 CAR-NK Cells SENTI-202 CAR-NK Cells % K ill in g (E M C N + H SC s)

Proposed Phase 1 Study in R/R CD33+ and/or FLT3+ Malignancies With Focus on AML

OCTOBER 2022 | SENTI BIOSCIENCES

High unmet need in patients with AML

- 30.5% 5-year survival[1]
- 5 months median overall survival at relapse[2]

Proposed Phase 1 study anticipated to enroll R/R CD33+ and/or FLT3+ heme malignancies

- Received at least 1 prior treatment including targeted agents if FLT3, IDH1/2 mutation+
- 2 of 3 patients at each dose level with AML
- Disease specific expansion cohorts for AML and MDS

Planned study endpoints

- Safety, DLT, identify recommended Phase 2 dose
- Efficacy using standard ELN 2022 criteria for AML and other disease specific consensus criteria
- PK, pharmacodynamics including endomucin protection, immunogenicity

Planned Study Treatment/ Cycle

	Lymphodepletion *Fludarabine* *Cyclophosphamide*	SENTI-202 *2-3 dose levels of cells*	Efficacy *Additional cycles+*
Days	*-5 to -3*	*0* *7* *14*	*28*

Planned data-driven seamless Phase 1 to pivotal design

[1] Seer 2020; [2] Brandwein 2020

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SENTI-301 for GPC3 Expressing Solid Tumors

OCTOBER 2022 | SENTI BIOSCIENCES


GPC3 activating CAR
Cancer cell killing
GPC3
Persistence, activation of CAR-NK and immune cells
Calibrated release IL-15
Activation of immune cells
ON
Regulator Dial
FDA-approved small molecule
Calibrated release IL-12

Multi-Armed, off-the-shelf, Regulator Dial controlled CAR-NK

- ***GPC3 activating CAR*** → hepatocellular carcinoma (HCC) and other solid tumors
- ***crIL-15*** → potential for increased persistence, autocrine and paracrine immune cell activation
- ***Pulsed crIL-12*** controlled by FDA-approved drug via Regulator Dial → potential to remodel tumor micro-environment and increase anti-tumor immune responses with improved safety

On track for IND in 2023

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O C T O B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 0 20 40 60 80 100 0 20 40 60 80 100P ro b ab ili ty o f Su rv iv al Days Post Tumor Implantation Vehicle Unengineered NK Cells crIL-15 GPC3 CAR-NK Cells 20 crIL-15 GPC3 CAR-NK Cells Preclinical Anti-Cancer Activity Group Tumor Cells Unengineered NK Cells crIL-15 GPC3 CAR-NK Cells Median Survival 48 49.5 Not reached Effective in vitro serial killing of HepG2 HCC cell line 0 1 2 3 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 Tu m o r C el l A b u n d an ce Days Vehicle Unengineered NK Cells crIL-15 GPC3 CAR-NK Cells Cancer cells added Cancer cells added Cancer cells added Proposed Phase 1 study anticipated to enroll an advanced metastatic GPC3 solid tumor population • Must have received standard of care • Advanced solid tumors with focus on HCC (70- 90% GPC3+) during dose finding • Disease specific expansion cohorts of advanced HCC and other solid tumors (29-54%2 GPC3+) including lung cancer Planned study treatment • Multi-dose and multi-cycle following conditioning • Small molecule administered as needed • 2-3 cell dose levels High unmet need in patients with liver cancer • 20.8% 5-year survival rate1 1 Seer 2020 (liver and intrahepatic bile duct cancer combined); 2 Moek 2018 Increased survival in HepG2 HCC NSG mouse model

O C T O B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 21 1 10 100 1,000 10,000 100,000 0 mg/kg 50 mg/kg 100 mg/kg 0 mg/kg 50 mg/kg 100 mg/kg 0 mg/kg 50 mg/kg 100 mg/kg cr IL -1 2 ( p g /m L) Day 2 (GRZ ON) Day 9 (GRZ OFF) Day 11 (GRZ ON) Drug Drug Drug 1 Leonard 1997 crIL-12 release controlled by small molecule drug administered 2 days prior to sampling in a dose-dependent manner in vivo Vehicle GRZ 50 mg/kg GRZ 100 mg/kg Senti’s Regulator Dial Enables On-Demand Production of crIL-12 Controlled via FDA-Approved Small Molecule Drug IL-12 is a potent pro-inflammatory type 1 cytokine • Increases NK and T cell activation • Inhibits immunosuppressive cells such as tumor-associated macrophages • Responses noted with systemic administration of IL-121 IL-12 clinical use has been limited by toxicities • Narrow therapeutic window with systemic IL-12 Senti’s proprietary Regulator Dial is controlled by FDA-approved small molecule releasing crIL-12

SENTI-401 for CEA Expressing Solid Tumors

OCTOBER 2022 | SENTI BIOSCIENCES


CEA activating CAR
Cancer cell killing
CEA
Protective VSIG2 inhibitory CAR
Healthy cell protection
VSIG2
CEA
Persistence, activation of CAR-NK and immune cells
Calibrated release IL-15
Undisclosed

Multi-Armed, off-the-shelf, selective CAR-NK

- ***CEACAM5 (CEA) activating CAR*** → colorectal cancer (CRC) and other solid tumors
- ***NOT GATE:*** inhibition by VSIG2 antigen on healthy epithelial cells → potential for improved safety, increased therapeutic window and reduced on-target, off-tumor toxicity
- ***crIL-15*** → potential for increased persistence and autocrine and paracrine immune cell activation
- ***Undisclosed 4th arming*** → construct to further potentiate persistence, efficacy of CAR-NK cells and stimulate endogenous immune cells

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O C T O B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 23 Senti’s Approach to Select Paired Target and Protective Antigens Translates to Rapid Preclinical Proof of Principle 0 1 2 3 4 5 6 7 8 9 10 0 1 2 3 4 5 6 7 8 Tu m o r C el l A b u n d an ce Days Vehicle Unengineered NK Cells crIL-15 CEA CAR-NK Cells Cancer cells added Cancer cells added Cancer cells added Effective in vitro serial killing of LOVO cell line by Multi-Armed CEA CAR Colorectal cancer CEACAM5 VSIG2 CEACAM5: 85-90% of CRC and 40-60% of other solid tumors including lung cancer1 VSIG2 was identified by bioinformatics using single cell RNA sequencing and validated as protective antigen with immunohistochemistry Decreased cell killing of VSIG2 expressing cells with addition of inhibitory CAR construct 1 Goldstein 2005 Healthy colon epithelium 0 10 20 30 40 50 60 70 80 90 CEA CAR-NK Cells CEA NOT VSIG2 CAR-NK Cells % T u m o r C el ls K ill ed CEA+ Cells CEA+ VSIG2+ Cells

O C T O B E R 2 0 2 2 | SE N T I B IO SC IE N C E S Platform Collaborations 24

Multiple Platform Collaborations Extend Utility of Gene Circuits

OCTOBER 2022 | SENTI BIOSCIENCES

Program	Indications	Gene Circuit	Discovery	IND enabling	Phase 1	Rights
Gene Therapies for Tissue-Directed Targets						
GC-1001/GC-1002	Eye	Smart Sensor				Spark Therapeutics; Roche
GC-1003/GC-1004	CNS	Smart Sensor				Spark Therapeutics; Roche
GC-1005	Liver	Smart Sensor				Spark Therapeutics; Roche
Cell Therapies for Regenerative Medicine						
GC-1101	Regenerative Medicine	Regulator Dial				BlueRock Therapeutics; Bayer
GC-1102	Regenerative Medicine	Regulator Dial				BlueRock Therapeutics; Bayer
GC-1103	Regenerative Medicine	Smart Sensor				BlueRock Therapeutics; Bayer

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Two Collaborations to Develop Next Generation Cell and Gene Therapies

OCTOBER 2022 | SENTI BIOSCIENCES

Spark

Collaboration for gene therapies

AAV Gene Therapy with Cell Type-Specific Smart Sensor


AAV Capsid
AAV Gene Therapy with Cell Type-Specific Smart Sensor
Senti Synthetic Promoter
Therapeutic Payload

Synthetic Promoter Performance Profile:


High payload expression in ON Target cell type
Low payload expression in OFF Target cell type(s)
Compact promoter size to accommodate therapeutic payload transgene within ~4.5 kb AAV vector

BlueRock THERAPEUTICS

Collaboration for cell therapies

Gene Circuit-Engineered "Smart" Regenerative Medicines

Example Gene Circuits


iPSC-derived
1 Disease-Specific Smart Sensor
Senti's Synthetic Promoter
Therapeutic Payload
2 Regulator Dial
OFF
Oral drug
+
ON
Therapeutic Payload

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Smart Sensor Promoters Are Designed to Address Key Challenges in Gene Therapy

OCTOBER 2022 | SENTI BIOSCIENCES

Gene Therapy Challenges	Senti's Gene Circuit Solutions	
Off-target tissue toxicity	Smart Sensor	Enhance target tissue specificity and limit off-target tissue toxicity
Sub-optimal therapeutic performance	Smart Sensor	Improve expression and increase potency

Smart Sensor Promoters designed to enable next-generation gene therapy by enhancing **specificity** to target tissue(s) (and thus limiting off-target tissue toxicities) and increasing **strength**, potentially enabling more efficacious therapies

Smart Sensor Promoter Data



>100% strength of CAG
~10,000-fold specificity
Iterative performance optimization
Constitutive control promoter
Specificity
(ratio ON:OFF target cell lines)
10^{5}
10^{4}
10^{3}
10^{2}
10^{1}
10^{0}
10^{-1}
10^{-5}
10^{-4}
10^{-3}
10^{-2}
10^{-1}
10^{0}
Strength
(fraction of CAG, an industry standard constitutive promoter)

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Senti's Gene Circuit Technology Has Broad Potential Across Modalities and Therapeutic Areas

OCTOBER 2022 | SENTI BIOSCIENCES

- Multi-Arming
- Logic Gating
- Regulator Dial
- Smart Sensor

NK cells	Blood cancers Solid tumors
T cells	Blood cancers Solid tumors Immunology
***in vivo* Gene Therapy**	Blood cancers Solid tumors Liver diseases Eye diseases CNS
iPSCs	Regenerative medicine

SENTI BIO
Wholly-Owned Programs with Opportunities for Future Development

Spark THERAPEUTICS

BlueRock THERAPEUTICS

SENTI BIO
Opportunities for Future Development and Additional Partnering

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Upcoming Value Driving Milestones

OCTOBER 2022 | SENTI BIOSCIENCES

Program	2022 Anticipated Milestones	2023 Anticipated Milestones
SENTI-202 *CD33, FLT3 bivalent* *AML, MDS and other blood cancers*	Present data at key scientific conferences in 2H 2022 (e.g., ASH)	File IND application in 2023
SENTI-301 *GPC3* *HCC and other solid tumors*	Present data at key scientific conferences in 2H 2022 (e.g., SITC)	File IND application in 2023
SENTI-401 *CEA* *CRC and other solid tumors*		Present data at key scientific conferences
Additional Programs *Other tumors*	Initiate preclinical work on additional CAR-NK pipeline programs	Pre-clinical PoCs for additional pipeline candidates
Manufacturing	Startup of manufacturing by YE 2022 Present data at key conferences	

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O C T O B E R 2 0 2 2 | SE N T I B IO SC IE N C E S Thank you! 30